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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 4, 2001


            IndyMac MBS, INC., (as depositor under the Pooling and
               Servicing Agreement, dated as of August 1, 2001 ,
             providing for the issuance of the IndyMac MBS, INC.,
                Residential Asset Securitization Trust 2001-A1,
              Mortgage Pass-Through Certificates, Series 2001-A).


                               IndyMac MBS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                         333-82831                     95-4791925
------------------------------     ----------------         ------------------
(State of Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)           File Number)             Identification No.)


          155 North Lake Avenue
          Pasadena, California                                  91101
          ----------------------------                      -------------
          (Address of Principal                             (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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
Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-A, Bear, Stearns & Co. Inc. ("Bear Stearns"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Bear Stearns Computational Materials") for distribution to its potential investors. Although the Company provided Bear Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Stearns Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Stearns Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated September 4, 2001.



















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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 200 and the prospectus supplement dated August 29, 2001, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-A.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear Stearns Computational Materials filed on Form SE dated September 4, 2001.




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


                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IndyMac MBS, INC.




                                    By: /s/ S. Blair Abernathy
                                        -----------------------
                                        S. Blair Abernathy



Dated: August 29, 2001


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                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
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99.1.    Bear Stearns Computational Materials filed on Form SE
         dated September 4, 2001.                                          6

                                 EXHIBIT 99.1
                                 ------------

Bear Stearns Computational Materials filed on Form SE dated September 4, 2001.



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